SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 4, 2015

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                           Results of Operations and Financial Condition.

On November 4, 2015, Dynegy Inc. (“Dynegy”) issued a press release announcing its third quarter financial results, narrowing of its 2015 guidance and initiation of its 2016 guidance. A copy of Dynegy’s November 4, 2015 press release is furnished herewith as Exhibit 99.1 and is incorporated herein by this reference. Dynegy’s earnings presentation and management comments on the earnings presentation will be available on the “Investor Relations” section of Dynegy’s website (www.dynegy.com) later today. Dynegy’s management will hold an investor conference call and webcast tomorrow, November 5, 2015, at 9 a.m. ET/8 a.m. CT, to answer questions related to its third quarter financial results and related information. Participants may access the webcast from the Dynegy website.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Non-GAAP Financial Information

In analyzing and planning for Dynegy’s business, management supplements Dynegy’s use of the Generally Accepted Accounting Principles of the United States of America (“GAAP”) financial measures with non-GAAP financial measures, including earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA and Free Cash Flow. These non-GAAP financial measures reflect an additional way of viewing aspects of Dynegy’s business that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting its business. In this Form 8-K, Dynegy discusses such non-GAAP financial measures, including definitions of such non-GAAP financial information, identification of the most directly comparable GAAP financial measures and the reasons why management believes these measures provide useful information regarding Dynegy’s financial condition, results of operations and cash flows, as applicable, and, to the extent material, the additional purposes, if any, for which these measures are used. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the schedules attached to the press release.

EBITDA Measures.

“EBITDA” — is defined as earnings (loss) before interest expense, income tax expense (benefit) and depreciation and amortization expense.

“Adjusted EBITDA” — is defined as EBITDA adjusted to exclude (i) gains or losses on the sale of certain assets, (ii) the impacts of mark-to-market changes on derivatives related to Dynegy’s generation portfolio, as well as interest rate swaps and warrants, (iii) the impact of impairment charges and certain other costs such as those associated with acquisitions, (iv) income or expense on up-front premiums received or paid for financial options in periods other than the strike periods, (v) income or loss attributable to noncontrolling interest and (vi) earnings or losses from unconsolidated investments. Adjusted EBITDA also includes cash distributions from Dynegy’s unconsolidated investments.

Management believes EBITDA and Adjusted EBITDA provide meaningful representations of Dynegy’s operating performance. Management considers EBITDA as another way to measure financial performance on an ongoing basis. Adjusted EBITDA is meant to reflect the operating performance of Dynegy’s entire power generation fleet for the period presented; consequently, it excludes the impact of mark-to-market accounting, impairment charges, gains and losses on sales of assets, and other items that could be considered “non-operating” or “non-core” in nature. Because EBITDA and Adjusted EBITDA are financial measures that management uses to allocate resources, determine Dynegy’s ability to fund capital expenditures, assess performance against Dynegy’s peers and evaluate overall financial performance, management believes they provide useful information for Dynegy’s investors. In addition, many analysts, fund managers, and other stakeholders that communicate with Dynegy typically request its financial results in an EBITDA and Adjusted EBITDA format.

As prescribed by the SEC, when EBITDA or Adjusted EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA and Adjusted EBITDA is Net income (loss). Management does not analyze interest expense and income taxes on a segment level; therefore, the most directly comparable GAAP financial measure to EBITDA or Adjusted EBITDA when performance is discussed on a segment level is Operating income (loss).

Cash Flow Measure.

Dynegy’s non-GAAP Cash Flow measure may not be representative of the amount of residual cash flow that is available to Dynegy for discretionary expenditures, since it may not include deductions for mandatory debt service requirements and other non-discretionary expenditures. Management believes, however, that Dynegy’s non-GAAP Cash Flow measure is useful because it measures the cash generating ability of Dynegy’s operating asset-based energy business relative to its capital expenditure obligations and financial performance.

“Free Cash Flow” — is defined as cash flow from operations less non-discretionary maintenance and environmental capital expenditures, the cash impact of acquisition-related fees and financing costs plus the return of restricted cash. Free Cash Flow also includes receipts or payments related to interest rate swaps and excludes the impact of changes in collateral. Beginning in 2016, Free Cash Flow guidance estimates will exclude the upfront capital cost for newly required environmental compliance capital expenditures and will instead include only the recurring spend necessary to operate that equipment over time. The most directly comparable GAAP financial measure to such measure is cash flow from operations.

Management believes that the historical non-GAAP measures and forward-looking non-GAAP measures disclosed in Dynegy’s filings are only useful as an additional tool to help management and investors make informed decisions about Dynegy’s financial and operating performance. Further there can be no assurance that the assumptions made in preparing forward-looking non-GAAP numbers will prove accurate, and actual results may be materially less or greater than those contained in the forward-looking non-GAAP numbers. By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures. In addition, non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names. Dynegy strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure.

Item 7.01                                           Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Document

99.1	Press release dated November 4, 2015, announcing results of operations, narrowing of Dynegy’s 2015 guidance and initiation of its 2016 guidance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: November 4, 2015	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated November 4, 2015, announcing results of operations, narrowing of Dynegy’s 2015 guidance and initiation of its 2016 guidance